SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

|X| Preliminary proxy statement
|_| Definitive proxy statement
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           IMPERIAL INDUSTRIES, INC.
                           -------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):
        |X|    No fee required
        |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

        (1) Titles of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transactions applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

        |_| Fee paid previously with preliminary materials.
        |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1)     Amount previously paid:

               (2)     Form, Schedule or Registration Statement No.:

               (3)     Filing Party:

               (4)     Date Filed:

                            IMPERIAL INDUSTRIES, INC.
                           1259 Northwest 21st Street
                          Pompano Beach, Florida 33069
                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 27, 2000

TO THE STOCKHOLDERS OF IMPERIAL INDUSTRIES, INC.

         NOTICE is hereby given that the Annual Meeting of Stockholders of Imperial Industries, Inc., a Delaware corporation (the "Company") will be held at the Hyatt Regency Hotel, 400 S. E. 2nd Avenue, Miami, Florida, on Wednesday, September 27, 2000 at 10:00 A.M., for the following purposes:

         1. To elect one Class I Director for term of two (2) years.

         2. To elect two (2) Class II directors, each for a term of three (3) years.

         3. To act upon a proposal to adopt the Company's Directors Stock Option Plan.

         4. To act upon a proposal to adopt the Company's 1999 Employee Stock Option Plan.

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         These items are fully discussed in the following pages, which are made a part of this notice. Only stockholders of record at the close of business on July 31, 2000 shall be entitled to receive notice of, and to vote at, the Annual Meeting, or any postponements or adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for ten (10) days prior to the Annual Meeting.

         The Company requests that you vote your shares as promptly as possible. Whether or not you expect to attend the Annual Meeting, please vote, date, sign, and return the enclosed proxy as promptly as possible to assure representation of your shares at the meeting. You may revoke your proxy at any time prior to its exercise by written notice to the Company prior to the Annual Meeting, or by attending the Annual Meeting in person and voting.

                                             By Order of the Board of Directors


                                             Howard L. Ehler, Jr.
                                             Secretary

Pompano Beach, Florida
August 1, 2000

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            IMPERIAL INDUSTRIES, INC.
                           1259 Northwest 21st Street
                          Pompano Beach, Florida 33069
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 27, 2000


          This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being furnished to stockholders of Imperial Industries, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company's 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M., local time, on September 27, 2000 at the Hyatt Regency Hotel, 400 S. E. 2nd Avenue, Miami, Florida, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

          This Proxy Statement, Notice of Annual Meeting, and the accompanying Proxy Card are first being mailed to stockholders on or about August 2, 2000

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

          At the annual meeting, stockholders will be asked to elect one Class I director, elect two Class II directors, approve the Company's Directors Stock Option Plan, approve the Company's 1999 Employee Stock Option Plan and to vote on such other matters as may properly come before the Annual Meeting.

RECORD DATE

          The Board of Directors of the Company has fixed the close of business on July 31, 2000 as the Record Date for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Accordingly, only holders of record of the Company's common stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On the Record Date, there were issued and outstanding 9,205,434 shares of common stock, $.01 par value (the "Common Stock").

PROXIES

          Because many of the Company's stockholders are unable to attend the Annual Meeting in person, the Board of Directors solicits proxies by mail to give each stockholder an opportunity to vote on all matters that will come before the Annual Meeting. Stockholders are urged to:

          1.      Read this Proxy Statement carefully;

          2. Specify their choice on each matter by marking the appropriate box on the enclosed Proxy Card; and

          3.      Sign, date and return the Proxy Card in the enclosed envelope.

          If Proxy Cards are returned properly signed, the shares represented thereby will be voted by the persons named in the Proxy Card, or their substitute, in accordance with the stockholder's directions. If the Proxy Card is signed and returned without instructions marked on it, it will be voted FOR the nominee for Class I director listed on the Proxy Card, FOR the nominees for Class II directors listed on the Proxy Card, FOR the Directors Stock Option Plan, FOR the 1999 Employee Stock Option Plan and as recommended by the Board of Directors with respect to any other matters which may properly come before the Annual Meeting. A stockholder must return a signed Proxy Card to permit the proxy holders to vote the shares owned by such stockholder.

          A stockholder granting a proxy may revoke it at any time prior to the Annual Meeting by giving written notice of its revocation to the Company, by submission of another duly executed proxy dated after the Proxy Card to be revoked, or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting by a stockholder who has appointed a proxy will not revoke the prior appointment.

          The Board of Directors has designated S. Daniel Ponce and Howard L. Ehler, Jr. and each or either of them, as proxies to vote the shares of Common Stock solicited on its behalf.

QUORUM

          The presence, in person or by proxy, of a majority of the Common Stock entitled to vote is required for a quorum at the Annual Meeting. In determining whether a quorum exists at the Annual Meeting, all votes "for" or "against," as well as abstentions, will be counted. Broker non-votes will also be counted as present or represented for the purpose of determining whether a quorum is present for the transaction of business.

VOTE REQUIRED

          Each stockholder is entitled to one vote for each share of Common Stock registered in his name on the Record Date for each matter brought before the stockholders at the Annual Meeting. The directors for each Class receiving the highest number of votes will be elected for the respective terms of such Classes. The adoption of the 1999 Employee Stock Option Plan and the Director Stock Option Plan require the affirmative vote of a majority of the Company's outstanding shares of Common Stock present at the Annual Meeting.

                              ELECTION OF DIRECTORS

          The Board of Directors is currently divided into three classes, having three year terms that expire in successive years. Directors hold office until the expiration of their respective terms and until their successors are elected or until death, resignation or removal.

          The Company did not hold an annual meeting of stockholders for 1999. Class I director terms would have expired at the 1999 Annual Stockholders Meeting. Class II directors' terms expire with the 2000 Annual Meeting of Stockholders. Accordingly, Class I and Class II directors will be elected at the Annual Meeting. However, the Class I director shall serve only until the 2002 Annual Meeting or until his successor is elected. Class II directors will serve until the 2003 Annual Meeting or until their successors are elected.

          The Board of Directors propose that the nominees described below, be elected as Class I or II directors for the terms specified above and until their respective successors are duly elected and qualified, except in the event of their earlier death, resignation or removal. Each of the nominees has consented to serve for the respective terms of such Classes. The Company has no reason to believe that any of the nominees will be unable or unwilling to serve, if elected. If any nominee should become unavailable prior to the election, the accompanying Proxy Card will be voted for the election, in his stead, of such other person as the Board of Directors may recommend.

NOMINEE FOR CLASS I DIRECTOR

          Information regarding the Board's nominee for election as Class I director is set forth below:

Howard L. Ehler, Jr.
Age 56

          Mr. Ehler has been Principal Executive Officer of the Company since March 1990 and Executive Vice President, Chief Financial Officer and Secretary of the Company since April 1988. Prior thereto, he was Vice President, Chief Financial Officer and Assistant Secretary of the Company for over five years.

NOMINEES FOR CLASS II DIRECTOR

          Information regarding the Board's nominees for election as Class II directors is set forth below.

Milton J. Wallace.
Director since 1999
Age 65

          Mr. Wallace has been a practicing attorney in Miami for over 30 years and is currently a shareholder in the law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. He was a co-founder and Chairman of the Board of Renex Corp, a provider of dialysis services, from 1993 through February 2000 when Renex Corp. was acquired by National Nephrology Associates, Inc. Mr. Wallace is Chairman of the Board of Med/Waste, Inc., a provider of medical waste management services. He also serves as a director of several private companies.

Morton L. Weinberger, CPA.
Director since 1988
Age 70

         Mr. Weinberger, a certified public accountant, has been self-employed as a consultant to various professional organizations for the past twelve years. He provides consulting services for the Company. For the previous twenty-five years, he was engaged in the practice of public accounting. During such period, he was a partner with Peat Marwick Mitchell & Co., now known as KPMG Peat Marwick, and thereafter BDO Seidman, both public accounting firms.

DIRECTORS CONTINUING IN OFFICE

          Class III Directors. The following Class III directors have terms ending with the 2001 Annual Meeting:

S. Daniel Ponce
Director since 1988
Age 51

          Mr. Ponce has been Chairman of the Board of the Company since 1988. Mr. Ponce has been engaged in the practice of law for over twenty five years and is currently a stockholder in the law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. Mr. Ponce is a member of the Board of Directors of the University of Florida Foundation, Inc. and serves as Chairman of its audit committee. He is also a non- practicing certified public accountant.

Lisa M. Brock
Director since 1988
Age 41

          Mrs. Brock was employed by the Company and its subsidiaries, Premix and Acrocrete, as Vice President for over five (5) years until December 1994 when she retired. Mrs. Brock continues to serve as a consultant to the Company.

DIRECTORS' REMUNERATION; ATTENDANCE

          Directors' Compensation. Directors who are officers or employees of the Company receive no additional compensation for their service as members of the Board of Directors. During the year ended December 31, 1999, each non-employee director received an annual retainer of $6,000, payable in quarterly installments. Directors are also reimbursed for expenses which may be incurred by them in connection with the business and affairs of the Company.

          Effective June 1, 1994 and January 1, 1995, the Company entered into separate consulting agreements with Mr. Weinberger and Ms. Brock, respectively, to provide various management consulting services to the Company. Each consulting agreement initially provided for monthly fees of $833 and may be terminated upon 60 days notice by either party. During the year ended December 31, 1999 and thereafter, the Company initiated an acquisition program. In connection with such acquisition program, Mr. Weinberger was requested to expend additional time in consulting with the Company's management on acquisition possibilities, including performing due diligence, administrative, accounting and other services. As a result of the increased time and effort spent by Mr. Weinberger, Mr Weinberger's consulting fee was increased to $2,833 per month and subsequently increased again to $3,500 per month as of March 1, 2000.

          On September 1, 1999 each director, other than Mr. Wallace, received 10,000 shares of the Company's common stock. The average of the bid and asked market price on said date was $.57 per share. Since September 1994, Mr. Ponce has been provided the use of a Company car at a current cost of approximately $786 per month.

          Non-employee directors also eligible to receive grants of options under the Directors Stock Option Plan ("Directors Plan"). On December 15, 1999, each director was granted stock options to purchase 20,000 shares of the Company's common stock. The exercise price of such options will be equal to the fair market value of the underlying common stock on the date the Directors Plan is approved by the Company's stockholders as described below. The options have a term of five years, but are not exercisable until the Company obtains stockholder approval of the Director's Plan.

          Board Attendance. The Board of Directors met five (5) times in fiscal 1999. Each current director attended all of the Board of Directors meetings in 1999 during their respective periods on the Board. Leonard C. Ferri, a former director of the Company, did not attend any meetings. Mr. Ferri resigned as a member of the Board of Directors in 1999.

COMMITTEES OF THE BOARD

          The Board has established a number of standing committees to assist it in the discharge of its responsibilities. The principal responsibilities of each standing committee are described below. Actions taken by any committee of the Board are reported to the Board of Directors, usually at the next Board meeting. The Board has standing Compensation and Stock Option and Audit Committees.

          Compensation and Stock Option Committee: The Compensation and Stock Option Committee, composed of Messrs. Ponce, Weinberger and Ms. Brock met six
(6) times in fiscal 1999. Each member attended all of the meetings The Compensation and Stock Option Committee reviews the Company's general compensation policies and procedures; establishes salaries and benefit programs for the executive officers of the Company and its subsidiaries; reviews, approves and establishes performance targets and awards under incentive compensation plans for its executive officers; and reviews and approves employment agreements. The Compensation and Stock Option Committee also administers the Company's 1999 Employee Stock Option Plan and has the authority to determine, among other things, to whom to grant options, the amount of options, the terms of options and the exercise prices thereof.

         Audit Committee: The Audit Committee is presently composed of Mr. Weinberger, as Chairman, Mr. Wallace and Mr. Ponce. The Company did not have an Audit Committee in 1999. The principal duties of the Audit Committee are to recommend the appointment of independent auditors; meet with the Company's independent auditors to review the arrangements for, and scope of, the audit by the independent auditors and the fees related to such work; review the independence of the independent auditors; consider the adequacy of the system of internal accounting controls; review and monitor the Company's policies regarding conflicts of interest; and discuss with management and the independent accountants the Company's annual financial statements.

          Compensation Committee Interlocks and Insider Participation. During the year ended December 31, 1999, the Compensation and Stock Option Committee consisted of Messrs. Ponce, Weinberger and Ms. Brock. None of these directors has been an officer or employee of the Company or its subsidiaries during the last ten years, except Ms. Brock, who was formerly Vice President of Premix and Acrocrete until December 31, 1994. There are no other relationships required to be disclosed pursuant to applicable Securities and Exchange Commission rules and regulations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

          The Company's officers and directors are required to file Forms 3, 4 and 5 with the Securities and Exchange Commission in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Based solely on a review of such reports furnished to the Company as required by Rule 16(a)-3, no director or executive officer failed to timely file such reports in 1999.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.

          The one nominee for Class I director and the two nominees for Class II directors receiving the greatest number of affirmative votes of the shares of Common Stock represented at the Annual Meeting will be elected as directors. Stockholders are not entitled to cumulate their votes for the election of Class I or II directors. Proxies received by the Board of Directors will be so voted in favor of all nominees above, unless stockholders specify a contrary choice in their proxies.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

          The following table summarizes the compensation earned by, and paid to, the Company's Chief Executive Officer and each other executive officer for the three fiscal years in the period ended December 31, 1999 whose total annual salary and bonus was in excess of $100,000 for any such periods (the "Named Executive Officers").



                                                                                                    Long Term Compensation
                                                                                                            Award
                                                                                                 ----------------------------------
                                                                                                   Restricted         Securities
       Name and Principal                                                   Other Annual              Stock            Underlying
            Position                 Year     Salary           Bonus(1)    Compensation(2)           Awards(3)          Options(#)
--------------------------------   --------  -----------     ------------  ------------------    -------------- -  ----------------
Howard L. Ehler, Jr.                 1999        130,000           30,000               2,000                --              20,000
   Executive Vice President,         1998        120,000           35,000                  --                --                  --
   Principal Executive Officer       1997        100,000           40,000                  --            18,750                  --
   and CFO


Fred H. Hansen                       1999        138,000           40,000                  --                --              20,000
   President/Premix and              1998        150,000           75,000                  --                --                  --
   Acrocrete                         1997        118,000           80,000                  --            41,667                  --

Gary Hasbach                         1999        110,000           47,000                  --                --              10,000
   President/Just-Rite

-------------------

(1) Bonuses shown were earned in the year indicated even though actually paid in a subsequent year.

(2) Except as indicated, none of the named individuals above have received personal benefits or perquisites that exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer in the above table. Mr. Ehler's other Annual Compensation in 1999 represents the market value at date of grant of 7,863 shares of common stock.

(3) The restricted stock included in the table in 1997 represents the market value of the entire stock award on the date of grant pursuant to the terms of the Company's Restricted Stock Plan, even though no shares were vested as of such date. The values indicated are not necessarily indicative of the actual values which may be realized by the Named Executive Officers. Mr. Ehler's restricted stock were scheduled to vest at the rate of 25,000 shares per year over a three year period ended December 31, 1999. Mr. Hansen's restricted stock had a vesting schedule as follows: 33,333 shares in 1997, 66,667 shares in 1998, 33,333 shares in 1999 and 33,334 shares on
      December 31, 2000. The remaining restricted shares to Mr. Ehler and Ms. Hansen were released from the restrictions and became fully vested on December 31, 1998.

(4) Stock options are granted under the terms and provisions of the 1999 Employee Stock Option Plan.

OPTIONS GRANTED IN LAST FISCAL YEAR

      The following table sets forth information concerning grants of stock options to each of the Named Executive Officers for the year ended December 31, 1999:




                                                                                                            Potential Realizable
                                                                                                              Value at Assumed
                                                                                                            Annual Rate of Stock
                                                                                                             Price Appreciation
                                                                                                            for Option Term($)(3)
                                                                                                          --------------------------
                                                    % of Total
                                Number of            Options
                               Securities           Granted to
                               Underlying           Employees          Exercise
                                 Options            in Fiscal           Price         Expiration
         Name                 Granted(#)(1)          Year(3)         ($/Share)(2)        Date                 5%            10%
-----------------------    -------------------   ----------------   --------------  ---------------      ------------   ---------


Howard L. Ehler, Jr.              20,000            14.8%               $  -            12/15/04             $3,600       $7,800

Fred H. Hansen                    20,000            14.8%               $  -            12/15/04             $3,600       $7,800

Gary J. Hasbach                   10,000             7.4%               $  -            12/15/04             $1,800       $3,900

-------------------

(1) Options were granted pursuant to the terms and conditions of the Company's 1999 Employee Stock Option Plan ("Employee Plan") adopted by the Board of Directors on December 15, 1999. The options granted are not exercisable unless the Company obtains stockholder approval of the Employee Plan. The options become null and void if stockholder approval is not obtained.

(2) The exercise price will be equal to the fair market value of the Common Stock as of the date the Employee Plan is approved by the Company's stockholders.

(3) The amounts disclosed in the columns which notes appreciation of the Common Stock at the 5% and 10% rates dictated by the Securities and Exchange Commission, are not intended to be a forecast of the actual value of the Common Stock price and are not necessarily indicative of the actual value which my be realized by the Named Executive Officers or any stockholders. These assumed rates of 5% and 10% would result in the Common Stock price increasing from $.50 per share to approximately $.68 per share and $.89 per share, respectively. The assumed $.50 per share floor is based upon the fair market value of the Common Stock on the date of grant of such options. However, the actual exercise price shall be equal to the fair market value of the Common Stock on the date the Employee Plan is approved by the Company's stockholders. The fair market price of such Common Stock on such date may be less than or greater than $.50 per share.

AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR END OPTION VALUES

      The following table sets forth certain aggregated option information for each Named Executive Officer in the Summary Compensation Table for the year ended December 31, 1999:


                                          Number of Securities Underlying                       Value of Unexercised
                                             Unexercised Options(#)                           In-The-Money Options(1)
                                    ---------------------------------------------   -----------------------------------------------
          Name                            Exercisable           Unexercisable            Exercisable             Unexercisable
-------------------------           ---------------------   ---------------------   -----------------------   ---------------------
Howard L. Ehler, Jr.                          ----                  20,000                      ----                    ----
Fred H. Hansen                                ----                  20,000                      ----                    ----
Gary Hasbach                                  ----                  10,000                      ----                    ----
--------------------

(1) The options are not exercisable until the Company obtains stockholder approval of the Employee Plan. If the Company fails to obtain stockholder approval, the options shall become null and void. The exercise price of such options will be equal to the fair market value of the Common Stock on the date of approval by the Company's stockholders of the Employee Plan. As the options are not yet exercisable and the exercise price is not fixed, the Company is unable to determine the fair value of such options.

EMPLOYMENT AGREEMENTS

     The Company is a party to a one year renewable employment agreement with Howard L. Ehler, Jr. Mr. Ehler serves as the Company's Executive Vice President, Principal Executive Officer, Chief Operating Officer and Chief Financial Officer at a current base salary of $140,000. Mr. Ehler's employment agreement provides for automatic renewal for additional one year periods on July 1st of each year, unless the Company or Mr. Ehler notifies the other party of such party's intent not to renew at least 90 days prior to each June 30 of the initial term and any extended term thereafter. Mr. Ehler receives a car allowance, as well as certain other benefits, such as health and disability insurance. Mr. Ehler is also entitled to receive incentive compensation based upon targets formulated by the Compensation Committee.

      Prior to a Change in Control (as defined in Mr. Ehler's employment agreement), the Company has the right to terminate the employment agreement, without cause, at any time upon thirty days written notice, provided the Company pays to Mr. Ehler a severance payment equivalent to 50% of his then current annual base salary. Mr. Ehler has agreed not to disclose information and not to compete with the Company during his term of employment and, in certain cases, for a two (2) year period following his termination.

      In the event of a Change in Control, the employment agreement is automatically extended to a three year period. Thereafter, Mr. Ehler would be entitled to terminate his employment with the Company for any reason at any time. In the event Mr. Ehler so terminates employment, Mr. Ehler would be entitled to receive the lesser of (i) a lump sum equal to the base salary payments and all other compensation and benefits Mr. Ehler would have received had the employment agreement continued for the full term; or (ii) three times Mr. Ehler's base salary then in effect on the effective date of termination. Mr. Ehler would also be entitled to such severance in the event the Company terminates the Executive without cause after a Change of Control.

      During the third quarter of 1996, the Company entered into an employment arrangement with Fred H. Hansen to serve as President of the Company's subsidiaries, Premix and Acrocrete. Mr. Hansen presently receives an annual base salary of $160,000 and a bonus based upon earnings performance of the subsidiaries. Under this arrangement, Mr. Hansen received 33,333 shares of Common Stock of the Company in February 1997. In addition, Mr. Hansen was issued 166,667 shares of Common Stock on July 31, 1997 pursuant to the terms of the Company's Restricted Stock Plan. Such shares vested as of December 31, 1998. Also, Mr. Hansen is entitled, at his election, to the use of a Company auto, or car allowance of $650 per month during his employment, as well as certain other benefits, such as health and disability insurance.

STOCK OPTION PLANS

      In December 1999, the Board of Directors adopted the Director's Stock Option Plan and the 1999 Employee Stock Option Plan (collectively, the "1999 Plans"). The 1999 Plans provide for options to be granted at generally no less than the fair market value of the Company's stock at the grant date. The 1999 Plans are administered by the Company's Compensation and Stock Option Committee. Options granted under the 1999 Plans have a term up to 10 years and are exercisable six months from the grant date provided however, no options under the Director's Plan will be exercisable until the Company's stockholders approve the Director's Plan. A total of 600,000 and 200,000 shares are reserved for issuance under the Employee and Director Plans. Adoption of the 1999 Plans is subject to stockholder approval. As of December 31, 1999, there were outstanding options to purchase 135,000 and 80,000 shares under the Employee and Director Plans, respectively. The exercise price for such options have not yet been fixed, but will be equal to the fair value of the Common Stock on the date the Company's stockholders approve the 1999 Plans. See "Proposal to Adopt 1999 Employee Stock Option Plan' and "Proposal to Adopt Directors Stock Option Plan" below for a full and complete discussion of the 1999 Plans.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The following report of the Compensation Committee, and the Stock Performance Graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report in the Stock Performance Graph by reference therein.

      The Company's executive compensation program is administered by the Compensation and Stock Option Committee (the "Compensation Committee") of the Company's Board of Directors. The Compensation Committee is comprised entirely of outside, non-employee directors, whose role is to review and approve salaries and other compensation of the executive officers of the Company. The Compensation Committee also reviews and approves various other Company compensation policies and matters and administers each of the Company's stock option plans, including the review and approval of stock option grants to the executive officers of the Company.

COMPENSATION POLICIES APPLICABLE TO EXECUTIVE OFFICERS

      The primary goal of the Compensation Committee is to establish a relationship between executive compensation and the creation of shareholder value, while motivating and retaining key employees. The Company's compensation program for executives consists of two key components:

      - Cash compensation, consisting of (a) a base salary and (b) performance-based annual cash bonuses related to corporate profitability and individual accountability; and

      - Long-term incentive compensation through the periodic grant of stock options and restricted stock awards.

      The Company believes that this approach best serves the interests of the Company and its shareholders. The base salary enables the Company to meet the requirements of the highly competitive industry environment, while ensuring that executive officers are compensated in a way that advances both the short and long term interests of shareholders. Cash bonuses are intended to reward executive officers for meeting or exceeding corporate performance goals, as measured by financial results and other quantitative events. Stock options and restricted stock awards relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's shareholders.

BASE SALARY

      The Compensation Committee is responsible for establishing base salaries for the Company's executive officers, as well as changes in such salaries (other than as required by contracts). The Compensation Committee considers such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contributions and experience of such officer and the length of the officers' service with the Company.

      The Compensation Committee annually establishes an executive's base salary based upon an evaluation of the executive's level of responsibility and individual performance, considered in light of competitive pay practices.

PERFORMANCE-BASED CASH COMPENSATION

      The Compensation Committee believes that a significant portion of the total cash compensation for its executive officers should be based upon the Company's achievement of specific performance criteria and the Compensation Committee's subjective evaluation of each executive's perceived responsibility for the Company's performance. Cash bonuses are strictly discretionary on the part of the Compensation Committee. However, the Compensation Committee recognizes that the purpose of cash bonuses is to motivate and reward eligible employees for good performance by making a portion of their cash compensation dependent on overall corporate profitability.

      At the beginning of each fiscal year, the Board of Directors establishes a business plan and budget for the Company which contains specific performance goals. At the end of each fiscal year, the Compensation Committee determines the propriety of awarding cash bonuses. Such determination takes into account the Company's performance and the operating results for the year, industry trends, the impact of strategic planning and the achievement of personal performance goals of each executive. The Compensation Committee also takes into account each executive's efforts in positioning the Company for future growth, even if initial efforts do not immediately result in a positive impact on the Company's financial condition.

STOCK OPTIONS AND RESTRICTED STOCK AWARDS

      Stock options and restricted stock awards are granted by the Company to aid in the hiring or retention of employees and to align the interests of the employees with those of the shareholders. Stock options and stock ownership directly link a portion of an employee's compensation to the interests of shareholders by providing an incentive to maximize shareholder value. Stock options have value only if the price of the Company's stock increases above the fair market value on the grant date and the employee remains in the Company's employ until the stock options become exercisable.

      The Company recently implemented the 1999 Employee Stock Option Plan (the "Employee Plan") for executive officers and other employees. The Employee Plan is generally used for making grants to executive officers and other employees as part of the Company's performance review. Stock option grants may be made to executive officers upon initial employment, upon promotion to a new, higher level position that entails increased responsibility, in connection with the execution of a new employment agreement or as further incentive to such executive officers. Annual stock option grants for executives are a key element of a market competitive total compensation package. In determining the number of stock options to be granted, the Compensation Committee receives recommendations from management and then reviews the current option holdings of the executive officers; their positions and length of service with the Company and subjective criteria on performance. It then determines the number of options to be granted based upon the principle of rewarding performance and providing continuing incentives to contribute to stockholder value. Using these guidelines, the the Compensation Committee granted options in 1999 to all executive officers and certain supervisory employees in varying amounts. Stock options under the Employee Plan are granted at a price equal to the fair market value of the common stock on the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

      The Company does not have a designated Chief Executive Officer. However, the similar functions have been designated the responsibility of Howard L. Ehler, who serves as Executive Vice President, Principal Executive Officer, Chief Operating Officer and Chief Financial Officer. The Compensation Committee's basis for compensation of Mr. Ehler is based on the philosophy discussed above. In recognition of his service and commitment to the past and future success of the Company and to secure his services for the future, the Company entered into an employment agreement in 1993 which currently provides for a base salary of $140,000 and minimum annual increases. The employment agreement has a term of one (1) year with automatic rollover provisions for additional one (1) year terms on June 30 of each year. In establishing Mr. Ehler's base salary, the Compensation Committee reviewed salaries of chief executive officers of comparable companies within its industry, as well as other industries, and Mr. Ehler's responsibilities within the Company. Factors taken into consideration included a subjective evaluation of Mr. Ehler's performance, changes in the cost of living, competitors' size and performance and the Company's achievements.

      Mr. Ehler's employment agreement provides for the right to earn annual cash bonuses determined in the discretion of the Company's Board of Directors. Such bonus awards are based upon incentive bonus criteria established by the Compensation Committee in each fiscal year in its discretion. Mr. Ehler received a cash bonus for 1999 in the amount of $30,000.

      In 1997, the Company issued to Mr. Ehler an aggregate of 75,000 shares of restricted common stock pursuant to a Restricted Stock Plan adopted at that time. The restricted stock were scheduled to vest 25,000 shares per year over a three year period. The Board determined to accelerate the vesting to December 31, 1998. In addition, in 1999 the Compensation Committee awarded Mr. Ehler options to purchase 20,000 shares of common stock pursuant to the Employee Plan. These options vested 100% at the end of six months but are not exercisable until the Company's stockholders approve the Employee Plan. The exercise price will be the fair market value of the underlying common stock on the date of such shareholder approval All such options expire at the end of five (5) years following the date of grant, if not exercised.

EXECUTIVE SEVERANCE PACKAGES

      In response to the increase in merger and acquisition activities in recent years within the industry and to provide the Company's principal executive officer with further incentive to remain with the Company, the Compensation Committee in 1993 granted Mr. Ehler an executive severance package protecting him in the event of change of control of the Company. The severance package is contained in Mr. Ehler's employment agreement. The severance package for Mr. Ehler is described in "Summary Compensation" above.

IMPACT OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held corporations for compensation in excess of $1,000,000 paid for any fiscal year to the Company's Chief Executive Officer and the four
(4) other most highly compensated officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The policy of the Compensation Committee is to structure the compensation of the Company's executive officers to avoid the loss of the deductibility of any compensation, even though Section 162(m) does not preclude the payment of compensation in excess of $1,000,000. Notwithstanding, the Compensation Committee reserves the authority to award non-deductible compensation in circumstances as it deems appropriate. The Company believes that
Section 162(m) will not have any effect on the deductibility of the compensation of any executive officer for 1998 or 1999.

                                               Respectfully submitted,

                                               Compensation Committee


                                               S. Daniel Ponce
                                               Morton L. Weinberger
                                               Lisa M. Brock

                                 STOCK OWNERSHIP

      The following table sets forth certain information as of June 30, 2000 with respect to the beneficial ownership of the Company's Common Stock by (i) each director of the Company, (ii) each Named Executive Officer, (iii) each person known to the Company to own more than 5% of such shares, and (iv) all executive officers and directors as a group. (Except as otherwise provided herein, the information below is supplied by the holder):


                                                           Number of Shares             Percent of Shares
      Name and Address of Beneficial Owner(1)            Beneficially Owned(2)         Beneficially Owned
---------------------------------------------------   ---------------------------   -------------------------
      Maureen P. Ferri                                       656,981                          7.1%
      120 Simmons Road
      Statesboro, GA. 30458
      Lisa M. Brock                                          269,006                          2.9%
      Howard L. Ehler, Jr.                                   376,108                          4.1%
      Fred H. Hansen                                         220,000                          2.4%
      Gary J. Hasbach                                        250,400                          2.7%
      S. Daniel Ponce                                        561,966                          6.1%
      Milton J. Wallace                                      100,000                          1.2%
      Morton L. Weinberger                                   209,210                          2.3%
      All directors and officers                           1,992,808                         21.6%
         as a group (8 persons)
------------------

(1) Except as set forth herein, all securities are directly owned and the sole investment and voting power are held by the person named. Unless otherwise indicated, the address for each beneficial owner is the same as the Company.

(2) The percent of class for common stockholders is based upon 9,205,434 shares of Common Stock outstanding and such shares of Common Stock such individual has the right to acquire within 60 days upon exercise of options or warrants that are held by such person (but not those held by any other person).


                PROPOSAL TO ADOPT THE DIRECTOR STOCK OPTION PLAN

      On December 15, 1999, the Board of Directors adopted the Directors Stock Option Plan (the "Directors Plan"). The Directors Plan is subject to approval by the Company's stockholders. The Directors Plan is more fully set forth in this Proxy Statement as Annex "A." The Directors Plan must be approved by holders of a majority of the Company's outstanding shares of Common Stock present at the Annual Meeting.

      The purpose of the Directors Plan is to secure for the Company and its Stockholders, the benefits arising from stock ownership by its directors. The Directors Plan provides a means whereby such directors may purchase shares of common stock pursuant to options granted under the Directors Plan. The Board of Directors believes that there is a continuing need, and that it is in the best interests of the Company and its stockholders, to make stock related awards to directors to better align the interests of directors and shareholder. The Directors Plan is also a means in which the Company can provide a form of compensation to such directors to be able to attract and retain highly qualified individuals.

     DESCRIPTION OF DIRECTORS STOCK OPTION PLAN. The essential features of the Directors Plan are as follows:

     Option Grants to Directors. All non-employee directors ("Eligible Directors") of the Company are eligible to receive options under the Employee Plan. The Directors Plan confers discretion on the

Compensation Committee to select Eligible Directors to receive options, to determine the number of shares subject to each option and the exercise price of the options granted, except that the exercise price may not be less than 100% of the fair market value of the underlying common stock. Options have a term of up to ten (10) years from the date of grant.

         Shares Authorized for Grant. Subject to the anti-dilution provisions discussed below, there are 200,000 shares of common stock reserved for issuance upon the exercise of options. Such shares may be authorized, but unissued shares of common stock, or reacquired shares. Shares subject to options granted under the Directors Plan which have lapsed or terminated may again be subject to options under the Directors Plan. Options to purchase an aggregate of 80,000 shares of common stock have been granted under the Directors Plan, subject to Stockholder approval of the Directors Plan. If the Directors Plan is not approved by the Stockholders, all such options shall terminate and be null and void.

         Administration of the Directors Plan. The Directors Plan is administered by the Compensation Committee. Subject to the express provisions of the Directors Plan, the Compensation Committee has the authority to interpret the Directors Plan, to prescribe, amend and rescind rules and regulations relating to the Directors Plan, to determine the terms and provisions of option agreements and to make all other determinations necessary or advisable for the administration of the Directors Plan. Any controversy or claim arising out of or related to the Directors Plan, or the options granted thereunder, is determined unilaterally by, and at the sole discretion of, the Stock Option Committee.

      The Compensation Committee has the authority to determine the permissible methods of payment of the exercise price. The Compensation Committee may also make such other provisions in the options, consistent with the terms of the Directors Plan, as it may deem desirable. Options granted under the Directors Plan are not exercisable until six (6) months after grant.

      Upon termination of an Eligible Director's membership on the Board for any reason, such Eligible Director's options terminate upon the lesser of (i) one year from the date of termination; or (ii) the remaining term of the Option. In no event are options exercisable beyond their stated term.

         Nontransferability of Options. Options granted under the Director Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the Eligible Director's lifetime only by the Eligible Director.

         Anti-Dilution Provisions. In the event of a change, such as a stock split or stock dividend, in the Company's capitalization, which results in a change in the number of outstanding shares of common stock, without receipt of consideration, an appropriate adjustment will be made in the exercise price of, and the number of shares subject to, all outstanding options. An appropriate adjustment will also be made in the total number of shares authorized for issuance under the Directors Plan.

         Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one (1) or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than fifty (50%) percent of the then outstanding shares of Common Stock of the Company to another corporation, the Company shall either: (a) provide for the assumption by the successor corporation of the options theretofore granted or the substitution by such corporation for such options of new options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or (b) give to each Eligible Directors at the time of adoption of the plan of liquidation, dissolution, merger or sale, notice of the adoption of the plan of liquidation, merger or sale (A) a reasonable time thereafter within which to exercise all such options owned by such individuals prior to the effective date of such liquidation, dissolution, merger or sale; or (B) the right to exercise the option as to an equivalent number of shares of Common Stock of the successor corporation by reason of such liquidation, dissolution, merger, consolidation or reorganization.

      TAX CONSEQUENCES TO GRANTEES. Under present tax law, the Federal income tax treatment of options granted under the Directors Plan is as generally described below.

      Options granted under the Directors Plan are considered non-statutory stock options under the Internal Revenue Code of 1986 (the "Code"). If a non-statutory stock option has a readily ascertainable fair market value at the time of grant, the Eligible Director would realize ordinary income either (a) when his rights in the option becomes transferable; or (b) when the right to an option is not subject to a substantial risk of forfeiture. Ordinary income will be equal to the fair market value of the option less any amount paid by the Eligible Director for the option. If the option does not have an ascertainable fair market value at the time of grant, income is realized at the time the option is exercised. Upon exercise, the Eligible Director recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the Eligible Director, any difference between the sale price and the Eligible Director's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

      THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON ELIGIBLE DIRECTOR AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE DIRECTOR PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE ELIGIBLE DIRECTOR'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE ELIGIBLE DIRECTOR MAY RESIDE.

      TAX CONSEQUENCES TO THE COMPANY. The Company will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as an Eligible Director is required to recognize ordinary income as described above. To the extent an Eligible Director realizes capital gains as described above, the Company will not be entitled to any deduction for Federal income tax purposes.

      The foregoing discussion does not purport to be a complete summary of the effects of federal income taxation upon holders of options or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an Eligible Director may reside.

      ACCOUNTING CONSIDERATIONS. The Company' is required to record compensation expense on its income statement based upon the fair value of the award. For stock options, fair value is determined using an option pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option, the volatility of the underlying stock and the expected dividends payable on it and the risk free interest rate over the expected life of the option. Earnings per share may also be affected by the Directors Plan by the effect on the calculation, as prescribed under generally accepted accounting principles, of the number of outstanding shares of common stock of the Company. This calculation reflects the potential dilutive effect, using the treasury stock method, of outstanding stock options anticipated to be exercised even though shares have not yet been issued upon exercise of these options. When shares are actually issued as a result of the exercise of stock options, additional dilution of earnings per share may result.

      RELOAD OPTIONS. The Directors Plan provides for the automatic grant of reload options to an Eligible Director who would pay all, or part of, an option exercise price by the delivery of shares of common stock already owned by such Eligible Director. Reload options would be granted for each share so tendered. The exercise price of such reload option is the fair market value of the common stock on the date the original option is exercised. All other terms of the reload options are identical to the terms of the original option.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE DIRECTORS PLAN.

     The adoption of the Directors Plan requires the affirmative vote of not less than a majority of the outstanding shares of Common Stock represented at the Annual Meeting. The Directors Plan would be effective immediately upon approval by the Stockholders. The effect of an abstention or a broker non-vote is the same as a vote against the proposal.


              PROPOSAL TO ADOPT THE 1999 EMPLOYEE STOCK OPTION PLAN

      On December 15, 1999, the Company's Board of Directors adopted the 1999 Employee Stock Option Plan (the "Employee Plan"). The Employee Plan is subject to approval by the Company's stockholders. The Employee Plan is more fully set forth in this Proxy Statement as Annex "B." The Employee Plan must be approved by holders of a majority of the Company's outstanding shares of Common Stock present at the Annual Meeting.

      The Board of Directors believes that there is a continuing need, and that it is in the best interests of the Company and its stockholders, to make stock related awards to officers and other employees so that the Company will be able to attract and retain highly qualified individuals.

     DESCRIPTION OF EMPLOYEE PLAN. The essential features of the Employee Plan are as follows::

         Shares Authorized for Grant. Subject to the anti-dilution provisions discussed below, there are 600,000 shares of common stock reserved for issuance upon the exercise of options. Such shares may be authorized, but unissued shares of common stock, or reacquired shares. Shares subject to options granted under the Employee Plan which have lapsed or terminated may again be subject to options under the Employee Plan. Options to purchase an aggregate of 135,000 shares of common stock have been granted under the Employee Plan, subject to Stockholder approval of the Employee Plan. If the Employee Plan is not approved by the Stockholders, all such options shall terminate and be null and void.

         Administration of the Employee Plan. The Employee Plan is administered by the Compensation Committee. Subject to the express provisions of the Employee Plan, the Compensation Committee has the authority to interpret the Employee Plan, to prescribe, amend and rescind rules and regulations relating to the Employee Plan, to determine the terms and provisions of option agreements and to make all other determinations necessary or advisable for the administration of the Employee Plan. Any controversy or claim arising out of or related to the Employee Plan, or the options granted thereunder, is determined unilaterally by, and at the sole discretion of, the Compensation Committee.

         Option Grants to Employees. All employees of the Company are eligible to receive options under the Employee Plan. Such employees are eligible to receive either "incentive" stock options, subject to the limitations of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or "non-statutory" stock options. The Employee Plan confers discretion on the Compensation Committee to select employees to receive options, to determine the number of shares subject to each option, the term of each option and the exercise price of the options granted, except that the exercise price may not be less than 100% of the fair market value of the underlying common stock for an incentive stock option as of the date of grant. In addition, the exercise price may not be less than 110% of the fair market value of the common stock for an incentive stock option granted to a person who owns more than 10% of the total combined voting power or value of all classes of stock of the Company. No option may have a term in excess of ten (10) years from the date of grant.

      The Compensation Committee has the authority to determine the vesting requirements and the permissible methods of payment of the exercise price. The Compensation Committee may also make such other provisions in the options, consistent with the terms of the Employee Plan, as it may deem desirable. Options granted under the Employee Plan are not exercisable until six (6) months after grant.

      Upon termination of an optionee's employment with the Company for any reason, such optionee's options shall immediately terminate, except that upon termination, the Stock Option Committee in its discretion may allow the optionee to exercise any vested options owned by the optionee within ninety (90) days after termination. In no event are options exercisable beyond their stated term.

         Change in Control. All options granted under the Employee Plan become fully vested and immediately exercisable upon the occurrence of a "Change of Control." The Employee Plan defines Change of Control to mean the occurrence of any of the following: (i) the acquisition (other than from the Company directly) by any "person" group or entity within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) of beneficial ownership of twenty-five (25%) percent or more of the outstanding common stock of the Company; (ii) if the individual who serve on the Board as of the date of stockholder approval of the Employee Plan, no longer constitute a majority of the members of the Board of Directors; provided, however, any person who becomes a director subsequent to such date, who was elected to fill a vacancy by a majority of the directors then serving on the Board of directors shall be considered a member prior to such date; (iii) the stockholders of the Company approve a merger reorganization or consolidation of the Company whereby the stockholders of the Company immediately prior to such approval do not, immediately after consummation of such reorganization, merger or consolidation, own more than 50% of the voting stock of the surviving entity; or (iv) a liquidation or dissolution of the Company, or the sale of all or substantially all of the Company's assets.

         Nontransferability of Options. Options granted under the Employee Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee. Upon such optionee's death, the beneficiary of the optionee's estate shall have the lesser of (a) the remaining term of such option or (b) one year for the optionee's death within which to exercise such options

         Anti-Dilution Provisions. In the event of a change, such as a stock split or stock dividend, in the Company's capitalization, which results in a change in the number of outstanding shares of Common Stock, without receipt of consideration, an appropriate adjustment will be made in the exercise price of, and the number of shares subject to, all outstanding options. An appropriate adjustment will also be made in the total number of shares authorized for issuance under the Employee Plan.

         Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one (1) or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than fifty (50%) percent of the then outstanding shares of Common Stock of the Company to another corporation, the Company shall either: (a) provide for the assumption by the successor corporation of the options theretofore granted or the substitution by such corporation for such options of new options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or (b) give to each optionee at the time of adoption of the plan of liquidation, dissolution, merger or sale, notice of the adoption of the plan of liquidation, merger or sale (i) a reasonable time thereafter within which to exercise all such options owned by such individuals prior to the effective date of such liquidation, dissolution, merger or sale; or (ii) the right to exercise the option as to an equivalent number of shares of Common Stock of the successor corporation by reason of such liquidation, dissolution, merger, consolidation or reorganization.

      TAX CONSEQUENCES TO GRANTEES. Under present tax law, the Federal income tax treatment of options granted under the Employee Plan is as generally described below.

         Incentive Stock Options. With respect to options which qualify as incentive stock options, an optionee will not recognize income for federal income tax purposes at the time options are granted or exercised. If the optionee disposes of shares of common stock acquired upon exercise of the options before the expiration of two years from the date the options are granted, or within one year after the issuance of shares upon exercise of the options, the optionee will recognize, in the year of disposition (a) ordinary income, to the extent that the lesser of either (i) the fair market value of the shares on the date of option exercise or (ii) the amount realized on disposition, exceeds the option price; and (b) capital gain (or loss), to the extent that the amount realized on disposition differs from the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of these holding periods, the optionee will realize capital gain or loss (assuming the shares are held as capital assets) equal to the difference between the amount realized on disposition and the option price.

         Non-Qualified Stock Options. Non-qualified stock options are all options which do not qualify for incentive stock option treatment under Section 422 of the Code. If a non-qualified stock option has a readily ascertainable fair market value at the time of grant, the optionee realizes ordinary income either (a) when his rights in the option becomes transferable; or (b) when the right to an option is not subject to a substantial risk of forfeiture. Ordinary income will be equal to the fair market value of the option less any amount paid by the optionee. If the option does not have an ascertainable fair market value at the time of grant, income is realized at the time the option is exercised. Such income would be the positive difference between the fair market value of the common stock received at the time of exercise and the exercise price paid. Upon the sale of the common stock received upon exercise, the difference between the sale price and the fair market value on the date of exercise will be treated as capital gain or loss.

      THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE EMPLOYEE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE MAY RESIDE.

      TAX CONSEQUENCES TO THE COMPANY. The Company will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as an optionee is required to recognize ordinary income as described above. To the extent an optionee realizes capital gains as described above, the Company will not be entitled to any deduction for Federal income tax purposes.

      The foregoing discussion does not purport to be a complete summary of the effects of federal income taxation upon holders of options or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

      ACCOUNTING CONSIDERATIONS. Currently, there is no charge to the Company's operations in connection with the grant or exercise of an option under the Employee Plan, unless the fair market value of the shares at the date of grant exceeds the exercise price of the option, in which case there will be a charge to operations in the amount of such excess. Earnings per share may be affected by the Employee Plan by the effect on the calculation, as prescribed under generally accepted accounting principles, of the number of outstanding shares of common stock of the Company. This calculation reflects the potential dilutive effect, using the treasury stock method, of outstanding stock options anticipated to be exercised even though shares have not yet been issued upon exercise of these options. When shares are actually issued as a result of the exercise of stock options, additional dilution of earnings per share may result.

      RELOAD OPTIONS. The Employee Plan provides for the automatic grant of reload options to an optionee who would pay all, or part of, an option exercise price by the delivery of shares of common stock already owned by such optionee. Reload options would be granted for each share so tendered. The exercise price of such reload option is the fair market value of the common stock on the date the original option is exercised. All other terms of the reload options are identical to the terms of the original option.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE EMPLOYEE PLAN.

      The adoption of the Employee Plan requires the affirmative vote of not less than a majority of the outstanding shares of Common Stock represented at the Annual Meeting. The Employee Plan would be effective immediately upon approval by the Stockholders. The effect of an abstention or a broker non-vote is the same as a vote against the proposal

                              CERTAIN TRANSACTIONS

      The law firm of Hanzman, Criden, Chaykin, Rolnick, P.A. in which Mr. Ponce, the Company's Chairman of the Board, was formerly a member, served as general counsel to the Company for which the firm received $114,000 in 1999.


                             STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return of the Company's Common Stock from January 1, 1995 to December 31, 1999 with (a) the Russell 2000 Stock Index; and (b) a Peer Group Index. The graph assumes that $100 was invested on January 1, 1995 in the Company's Common Stock, the S&P 500 Index and the Peer Group Index and that all dividends were reinvested. The Peer Group Index on the graph includes the Common Stock of forty-four (44) publicly traded companies in the building materials industry.




                                            [GRAPH TO BE INSERTED HERE]


                                         1994            1995           1996            1997           1998            1999
                                         ----            ----           ----            ----           ----            ----
Imperial Industries                     100.00          160.00         200.00          840.00         800.00        1,240.00
Peer Index                              100.00          126.41         151.87          166.69         190.31          162.83
Russell 2000 Index                      100.00          128.44         149.77          183.23         178.09          212.98


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The firm of PricewaterhouseCoopers, LLP served as the Company's independent auditors for the years ended December 31, 1997, 1998 and 1999. Although the Board of Directors has not yet selected a firm to serve as auditors for the year ended December 31, 2000, it is expected that PricewaterhouseCoopers, LLP will be retained by the Company for such audit. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement, if they desire, and to respond to appropriate questions.


                                  OTHER MATTERS

      Management is not aware of any other matters which may come before the Annual Meeting and which require the vote of stockholders in addition to those matters indicated in the notice of meeting and this Proxy Statement. If any other matter calling for stockholder action should properly come before the Annual Meeting or any adjournment thereof, those persons named as proxies in the enclosed proxy will vote in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

      Stockholders who wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 2001 annual meeting must be received by the Company no later than April 5, 2001 for inclusion on the Company's proxy statement related to that meeting. Such notice must include (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the number of shares of Common Stock of the Company which are owned beneficially of record by such stockholder,
(iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring valid business before the meeting.


                                  ANNUAL REPORT

      A copy of the Company's 1999 Annual Report, including audited financial statements as of December 31, 1997, 1998 and 1999 and for each of the three (3) years ending December 31, 1999 are being mailed to all stockholders. Copies of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission may be obtained by writing to Corporate Secretary, 1259 Northwest 21st Street, Pompano Beach, Florida 33069.


                              COSTS OF SOLICITATION

      All expenses in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company by telephone, telefax, in person or otherwise, without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. The Company further reserves the right to retain the services of a proxy solicitation form to solicit proxies and will pay all reasonable costs associated therewith.

                                                                       ANNEX A

                            IMPERIAL INDUSTRIES, INC.
                          DIRECTORS' STOCK OPTION PLAN


                                    ARTICLE I
                                     Purpose
                                     -------

         The purpose of the IMPERIAL INDUSTRIES, INC. Directors' Stock Option Plan (the "Plan") is to secure for IMPERIAL INDUSTRIES, INC. and its stockholders the benefits arising from stock ownership by its Directors. The Plan will provide a means whereby eligible Directors may purchase shares of the common stock, $.01 par value, of IMPERIAL INDUSTRIES, INC. pursuant to options granted in accordance with the Plan.

                                   ARTICLE II
                                   Definitions
                                   -----------

         The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:


     2.1  "Board" shall mean the Board of Directors of IMPERIAL INDUSTRIES, INC.


     2.2 "Change of Control" shall mean the occurrence of any of the following acts:

          (a) The acquisition, other than (i) from the Company directly or (ii) by any shareholder who at the time of Board adoption of the Plan owns in excess of 10% of the outstanding Common Stock, by any person, entity or group, within the meaning of ss.13(d) or 14(d) of the Exchange Act, of beneficial ownership of twenty-five (25%) percent or more of the outstanding Common Stock;

          (b) If the individuals who serve on the Board as of the date of stockholder approval of the Plan, no longer constitute a majority of the members of the Board; provided, however, any person who becomes a director subsequent to the date of the stockholder approval of the Plan, who was elected to fill a vacancy by a majority of the individuals then serving on the Board, shall be considered as if a member prior to stockholder approval of the Plan;

          (c) Approval by a majority of the voting stock of the Company of a merger, reorganization or consolidation whereby the stockholders of the Company immediately prior to such approval do not, immediately after consummation of such reorganization merger or consolidation own more than 50% of the voting stock of the surviving entity; or

          (d) A liquidation or dissolution of the Company, or the sale of all or substantially all of the Company's assets.

     2.3 "Committee" shall mean a duly appointed standing committee of the Board.

     2.4 "Common Stock" shall mean the common stock, $.01 par value of the Company.

     2.5  "Company" shall mean IMPERIAL INDUSTRIES, INC. and any subsidiaries.

     2.6 "Director" shall mean any person who is a member of the Board of Directors of the Company.

     2.7 "Eligible Director" shall be any Director who is not a full or part-time employee of the Company.

     2.8 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

     2.9 "Exercise Price" shall mean the price per share at which an Option may be exercised.

     2.10 "Fair Market Value" shall mean the closing price of a share of Common Stock on the principal securities exchange on which such Common Stock is traded on the last preceding business day prior to the date as to which Fair Market Value is being determined, or on the next preceding business day on which such Common Stock is traded, if no shares of Common Stock were traded on such date. If the Common Stock is not traded on a securities exchange, Fair Market Value shall be the closing sales price of the Common Stock as reported on the NASDAQ-National Market System for the last preceding business day prior to the date on which Fair Market Value is to be determined or on the next preceding business day if the Common Stock was not traded on such date. If the Common Stock is not quoted on the NASDAQ-National Market System, Fair Market Value shall be the average of the high bid and low asked prices of the Common Stock in the over-the-counter market on the last preceding business day prior to the day as of which Fair Market Value is being determined, or on the next preceding day on which such high bid and low asked prices were recorded. If the Common Stock is not publicly traded, Fair Market Value shall be determined by the Board, in good faith, but only during any period in which no equity security of the Company's is registered pursuant to ss. 12 of the Exchange Act. In no case shall Fair Market Value be less than the par value per share of the Common Stock. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     2.11 "Grant Date" shall mean such date an Option is granted pursuant to the Plan

     2.12 "Option" shall mean an Option, including a Reload Option, to purchase shares of Common Stock granted pursuant to the Plan.

     2.13 "Option Agreement" shall mean the written agreement described in
Article VI herein.

     2.14 "Permanent Disability" shall mean the condition of an Eligible Director who is unable to participate as a member of the Board by reason of any medically determined physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than twelve (12) months.

     2.15 "Purchase Price" shall be the Exercise Price multiplied by the number of whole shares of Common Stock with respect to which an Option may be exercised.

     2.16 "Plan" shall mean this IMPERIAL INDUSTRIES, INC. Directors' Stock Option Plan.

     2.17 "Reload Option" means an option granted to an Eligible Director equal to the number of shares of Common Stock delivered by the Eligible Director to pay for the exercise of an option as more fully described in Article XIII - RELOAD OPTIONS.

                                   ARTICLE III
                                 Administration
                                 --------------

     3.1 General. This Plan shall be administered by the Board in accordance with the express provisions of this Plan, subject to the restrictions contained in ss.16 of the Exchange Act.

     3.2 Powers of the Board. The Board shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan or ss.16 of the Exchange Act (once the Common Stock is registered pursuant to ss.12 of the Exchange Act), as may be necessary for the administration of the Plan.

     3.3 Section 16 Compliance. It is the intention of the Company that the Plan, and the administration of the Plan (once the Company's Common Stock is registered pursuant to ss.12 of the Exchange Act) comply in all respects with ss.16 of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with ss.16 of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

                                   ARTICLE IV
                             Shares Subject to Plan
                             ----------------------

         Subject to adjustment in accordance with Articles IX and XII an aggregate of 200,000 shares of Common Stock are reserved for issuance under the Plan. Shares of Common Stock reserved under this Plan may be either authorized, but unissued shares of Common Stock or reacquired shares of Common Stock. If an Option, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock covered by such Option shall be available for future grants of Options. Any shares of Common Stock used to pay the purchase price of any options in connection with
Article XIII shall be added to the shares of Common Stock reserved for issuance under the Plan.

                                    ARTICLE V
                              Discretionary Grants
                              --------------------

         Each Eligible Director shall receive the grant of options to purchase such number of shares of Common Stock on such dates in such amounts as determined in the discretion of the Board.


                                   ARTICLE VI
                                 Terms of Option
                                 ---------------

         Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Director which shall specify the Grant Date, the number of shares of Common Stock subject to the Option, the Exercise Price and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine:

     6.1 Term. The term of the Option shall be up to ten (10) years from the Grant Date of each Option, subject to earlier termination in accordance with Articles VI and X of the Plan.

     6.2 Restriction on Exercise. No Option shall be exercisable until six (6) months after the Grant Date, except in the case of the Eligible Director's death or permanent disability, upon which events the Option will become immediately exercisable. Thereafter, an Option, or any portion thereof, may be exercised until the earlier of the expiration of the option's term or termination of the Option in accordance with this Article VI.

     6.3 Exercise Price. The Exercise Price for each share of Common Stock subject to an Option shall be the Fair Market Value of the Common Stock as determined in Section 2.10 herein.

     6.4 Manner of Exercise. An option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company and payment of the full purchase price of the shares of Common Stock being purchased. An Eligible Director may exercise an Option with respect to all or less than all of the shares of Common Stock for which the Option may then be exercised, but an eligible Director must exercise the Option in full shares of Common Stock.

     6.5 Payment. The Purchase Price pursuant to an Option or portion thereof, may be paid:

          (a) in United States dollars, in cash or by check, bank draft or money order payable to the Company; or

          (b) by delivery of shares of Common Stock owned by an Eligible Director which has an aggregate Fair Market Value on the date of exercise equal to the purchase price, subject to the provisions of ss.16(b) of the Exchange Act and the rules and regulations promulgated thereunder; or

          (c) to the extent authorized by the Board, or if specified in the Option being exercised, by a promissory note from Optionee to the Company, upon such terms and conditions determined by the Board and secured by the Common Stock issuable upon exercise of the Option; or

          (d)  by any combination of the above methods of payment.

     6.6 Transferability. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Eligible Director's lifetime only by the Eligible Director, his guardian or legal representative.

     6.7 Termination of Membership on the Board. If an Eligible Director's membership on the Board terminates for any reason, including as a result of a Change of Control, an Option held on the date of termination may be exercised in whole or in part at any time within one (1) year after the date of such termination (but in no event after the actual expiration of the term of the Option) and shall thereafter terminate.

                                   ARTICLE VII
                        Government and Other Regulations
                        --------------------------------

     7.1 Delivery of Common Stock. The obligation of the Company to issue or transfer and deliver shares of Common Stock for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect.

     7.2 Holding of Stock After Exercise of Option. The Option Agreement shall provide that the Eligible Director, by accepting such option, represents and agrees, for the Eligible Director and his permitted transferees that none of the shares of Common Stock purchased upon exercise of the Option shall be acquired with a view to any sale, transfer or distribution of the Common Stock in violation of the Securities Act of 1933, as amended (the "Act") and the person exercising an Option shall furnish evidence satisfactory to that Company to that effect, including an indemnification of the Company in the event of any violation of the Act by such person.

                                  ARTICLE VIII
                                 Withholding Tax
                                 ---------------

         The Company may, in its discretion, require an Eligible Director to pay to the Company, at the time of exercise of an Option an amount that the Company deems necessary to satisfy its obligations, if any, to withhold federal, state or local income or other taxes (which for purposes of this Article VIII includes an Eligible Director's FICA obligation) incurred by reason of such exercise. When the exercise of an Option does not give rise to the obligation to withhold federal income taxes on the date of exercise, the Company may, in its discretion, require an Eligible Director to place shares of Common Stock received upon exercise of the Option in escrow for the benefit of the Company until such time as federal income tax withholding is required on amounts included in the Eligible Director's gross income as a result of the exercise of an Option. At such time, the Company, in its discretion, may require an Eligible Director to pay to the Company an amount that the Company deems necessary to satisfy its obligation to withhold federal, state or local taxes incurred by reason of the exercise of the Option, in which case the shares of Common Stock will be released from escrow upon such payment by an Eligible Director.

                                   ARTICLE IX
                                   Adjustments
                                   -----------

     9.1 Proportionate Adjustments. If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged into a different number or kind of shares of Common Stock or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of shares of Common Stock as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares of Common Stock allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the shares of Common Stock covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of shares of Common Stock on conversion of notes, preferred stock or exercise of warrants or shares of Common Stock issued by the Board for such consideration as the Board deems appropriate.

     9.2 Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 50% of the then outstanding shares of Common Stock of the Company to another corporation, the Company shall give to each Eligible Director at the time of adoption of the plan for liquidation, dissolution, merger or sale either (1) a reasonable time thereafter within which to exercise the Option prior to the effective date of such liquidation or dissolution, merger or sale, or (2) the right to exercise the Option as to an equivalent number of shares of Common Stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

                                    ARTICLE X
                        Amendment or Termination of Plan
                        --------------------------------

     10.1 Amendments. The Board may at any time amend or revise the terms of the Plan, provided no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained:

          (a) materially increase the maximum number of shares of Common Stock which may be sold pursuant to Options granted under the Plan;

          (b) materially increase the benefits accruing to participants under the Plan;

          (c) materially modify the requirements as to eligibility for participants in the Plan.

          10.2 Termination. The Board may suspend or terminate this Plan at any time. This Plan, unless sooner terminated, shall terminate on the tenth (10th) anniversary of its adoption by the Board. No Option may be granted under this Plan, while this Plan is suspended or after it is terminated.

          10.3 Holder Consent. No amendment, suspension or termination of the Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                                   ARTICLE XI
                            Miscellaneous Provisions
                            ------------------------

          11.1 Privilege of Stock Ownership. No Eligible Director entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable upon exercise of an Option until certificates representing the shares of Common Stock shall have been issued and delivered.

          11.2 Plan Expenses. Any expenses incurred in the administration of the Plan shall be borne by the Company.

          11.3 Use of Proceeds. Payments received from an Eligible Director upon the exercise of Options shall be used for general corporate purposes of the Company.

          11.4 Governing Law. The Plan has been adopted under the laws of the State of Delaware. The Plan and all Options which may be granted hereunder and all matters related thereto, shall be governed by and construed and enforceable in accordance with the laws of the State of Delaware as it then exists.

          11.5 Gender and Number. Except as otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

          11.6 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                   ARTICLE XII
                     Stockholder Approval and Effective Date
                     ---------------------------------------

         The Plan shall be submitted for approval by the holders of the outstanding voting stock of the Company within twelve (12) months from the date the Plan is adopted by the Board; provided, however, that if such vote was not solicited substantially in accordance with the rules and regulations, if any, in effect under ss.14(a) of the Exchange Act, at the time of such vote, the Company will furnish in writing to the holders of record of the securities entitled to vote for the Plan substantially the same information concerning the Plan which would be required by the rules and regulations in effect under ss.14(a) of the Exchange Act, as if proxies to be voted with respect to the approval or disapproval of the Plan were then being solicited, on or prior to the date of the first annual meeting of security holders held subsequent to the later of (i) the first registration of an equity security under ss.12 of the Exchange Act; or
(ii) the acquisition of an equity security for which an exemption is claimed. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by the affirmative vote of the holders of a majority of the voting shares of the Company represented and voting at a duly held meeting at which a quorum is present. Any Options granted under the Plan prior to obtaining such stockholder approval shall be granted under the conditions that the Options so granted (i) shall not be exercisable prior to such approval, and (ii) shall become null and void if such stockholder approval is not obtained.

                                  ARTICLE XIII
                                 Reload Options
                                 --------------

          13.1 Reload Option. Whenever the Optionee holding any Option outstanding under the Plan (including Reload Options granted under this Article
XIII) exercises the Option and makes payment of the Exercise Price pursuant to
Section 6.5(b) by tendering Common Stock previously held by the Optionee, then the Company shall automatically grant a Reload Option for the number of shares of Common Stock that is equal to the number of shares tendered by the Optionee on payment of the Exercise Price of the Option being exercised.

          13.2 Reload Option Exercise Price. The Reload Option Exercise Price per share shall be an amount equal to the Fair Market Value per share of the Company's Common Stock determined as of the date of receipt by the Company of the notice by Optionee to exercise the option.

          13.3 Term of Reload Option. The exercise period of the Reload Option shall expire, and the Reload Option shall no longer be exercisable, on the later of (i) expiration date of the original surrendered Option, or (ii) one year from the date of grant.

          13.4 Restriction on Exercise. Any Reload Option granted under this
Article XIII shall vest immediately, but shall not be exercisable until the end of six months after the date of its issuance, except in the case of the death or permanent disability of the Optionee, upon which event the Reload Option will become immediately exercisable.

          13.5 Other Terms of Reload Options. All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original Option, the exercise of which gives rise to the grant of the Reload Option.

                                                                        ANNEX B


                            IMPERIAL INDUSTRIES, INC.
                         1999 EMPLOYEE STOCK OPTION PLAN

                                    ARTICLE I
                                     Purpose
                                     -------

         The purpose of the 1999 Employee Stock Option Plan (the "Plan") of IMPERIAL INDUSTRIES, INC., a Delaware corporation, is to secure for the Company and its stockholders the benefits arising from stock ownership by employees of the Company or its subsidiaries. The Plan will provide a means whereby (i) such employees may purchase shares of the Common Stock, $.01 par value (the "Common Stock"), of the Company pursuant to options which will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) such employees may purchase shares of the Common Stock pursuant to "non-statutory" stock options.

                                   ARTICLE II
                                   Definitions
                                   -----------

         The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

     2.1  "Board" shall mean the Board of Directors of IMPERIAL INDUSTRIES, INC.

     2.2 "Change of Control" shall mean the occurrence of any of the following acts:

          (a) The acquisition (other than from the Company directly) by any person, entity or group within the meaning of ss. 13(d) or 14(d) of the Exchange Act, of beneficial ownership of twenty-five (25%) percent or more of the outstanding Common Stock;

          (b) If the individuals who serve on the Board as of the date of stockholder approval of the Plan, no longer constitute a majority of the members of the Board; provided, however, any person who becomes a director subsequent to the date of the stockholder approval of the Plan, who was elected to fill a vacancy by a majority of the individuals then serving on the Board, shall be considered as if a member prior to stockholder approval of the Plan;

          (c) Approval by a majority of the voting stock of the Company of a merger, reorganization or consolidation whereby the stockholders of the Company immediately prior to such approval do not, immediately after consummation of such reorganization merger or consolidation own more than 50% of the voting stock of the surviving entity; or

          (d) A liquidation or dissolution of the Company, or the sale of all or substantially all of the Company's assets.

     2.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.4 "Committee" shall mean the committee appointed by the Board in accordance with Section 3 of the Plan.

     2.5 "Common Stock" shall mean the common stock, $.01 par value, of the Company.

     2.6 "Company" shall mean IMPERIAL INDUSTRIES, INC. and each of its subsidiaries, if any.

     2.7 "Control Person" shall mean any person who, as of the date of grant of an option owns (within the meaning of Section 422(b)(6) of the Code) stock of the Company possessing more than ten (10%) percent of the total combined voting power or value of all classes of stock of the Company or of any subsidiary.

     2.8  "Non-Employee Director" shall mean a director who :

          (a) is not at the time of any award, an officer of the Company or any Subsidiary, or otherwise then employed by the Company or any Subsidiary;

          (b) Does not receive compensation, either directly or indirectly, from the Company or any Subsidiary, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated pursuant to the Exchange Act;

          (c) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, promulgated pursuant to the Exchange Act; or

          (d) Is not engaged in a business relationship for with disclosure would be required pursuant to Item 404(b) of Regulation S-K, promulgated pursuant to the Exchange Act.

     2.9 "Employee" shall mean any person (who may be an officer or director) employed by the Company (within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder), or any successor corporation by merger or consolidation.

     2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.11 "Exercise Price" shall mean the price per share of Common Stock as determined by the "Committee or the Board at which an Option may be exercised.

     2.12 "Fair Market Value" shall mean the closing price of a share of Common Stock on the principal securities exchange on which such Common Stock is traded on the last preceding business day prior to the date as to which Fair Market Value is being determined, or on the next preceding business day on which such Common Stock is traded, if no shares of Common Stock were traded on such date. If the Common Stock is not traded on a securities exchange, Fair Market Value shall be the closing sales price of the Common Stock as reported on the NASDAQ-National Market System for the last preceding business day prior to the date on which Fair Market Value is to be determined or on the next preceding business day if the Common Stock was not traded on such date. If the Common Stock is not quoted on the NASDAQ-National Market System, Fair Market Value shall be the average of the high bid and low asked prices of the Common Stock in the over-the-counter market on the last preceding business day prior to the day as of which Fair Market Value is being determined, or on the next preceding day on which such high bid and low asked prices were recorded. If the Common Stock is not publicly traded, Fair Market Value shall be determined by the Com mittee, or the Board, in good faith. In no case shall Fair Market Value be less than the par value per share of the Common Stock. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     2.13 "Incentive Stock Option" or "ISO" shall mean an Option granted pursuant to the Plan intended to qualify under Section 422 of the Code.

     2.14 "Non-Statutory Stock Option" or "NSO" shall mean an Option which is not qualified as an ISO under Section 422 of the Code.

     2.15 "Option" shall mean an Option, including Reload Options, to purchase Common Stock as granted pursuant to the Plan.

     2.16 "Optionee" shall mean any person whom the Committee or the Board, as the case may be, has granted an Option.

     2.17 "Permanent Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     2.18 "Plan" shall mean this IMPERIAL INDUSTRIES, INC. 1999 Employee Stock Option Plan.

     2.19 "Purchase Price" shall mean the Exercise Price multiplied by the number of whole shares of Common Stock with respect to which an Option can be exercised.

     2.20 "Reload Option" means an Option granted to an Employee equal to the number of shares of Common Stock tendered by the Employee to pay for the Exercise Price of an Option as more fully described in Article XVI - Reload Options.

     2.21 "Subsidiary" shall mean one or more subsidiaries of the Company as defined in Section 424 of the Code.

                                   ARTICLE III
                                 Administration
                                 --------------

     3.1 Committee. The Plan shall be administered by the Board, or by a Committee consisting of two (2) or more Non-Employee Directors appointed by the Board. The Board from time to time may remove members from, or add members to, the Committee. Vacancies in the Committee, however caused, shall be filled by the Board.

     3.2 Activities of Committee. Any action of the Board or the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members. If a Committee is appointed by the Board, the Committee shall hold meetings at such times and places as it may determine.

     3.3 Construction of Plan. Subject to the provisions of the Plan and such policies and criteria adopted by the Board, the Board or Committee, as the case may be, shall have authority: (a) to construe and interpret the Plan, (b) to define the terms used therein, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, (d) to determine the individuals to whom and the time or times at which Options shall be granted, (e) to determine whether such options will be ISO or NSO, (f) to determine the number of shares subject to each Option, (g) to determine the Exercise Price, (h) to determine the number of installments, advertising requirements, if any, in which each Option may be exercised, (i) to determine the duration of each Option, (j) to approve and determine the duration of leaves of absence which may be granted to Employees without constituting a termination of their Employment for the purposes of the Plan, and (k) to make all other determinations necessary or advisable for the administration of the Plan.

         The Board, or the Committee, as the case may be, shall have the sole discretion to make all other determinations which may be necessary or advisable for the administration of the Plan, including without limitation, the discretion to construe and interpret the Plan and establish, amend and revoke rules and regulations for the administration of the Plan. To the extent permitted by law, and Rule 16b-3 promulgated under the Exchange Act, the Board or the Committee may delegate its authority as identified hereunder.

     3.4 Interpretations Under Plan. All determinations and interpretations made by the Board or Committee shall be binding and conclusive on all Optionees and their legal representatives and beneficiaries.

     3.5 Section 16 Compliance. It is the intention of the Company that the Plan, and the administration of the Plan, comply in all respects with ss. 16 of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with ss. 16 of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

                                   ARTICLE IV
                             Shares Subject to Plan
                             ----------------------

         The total number of shares of Common Stock available for grants under the Plan shall be 600,000 subject to adjustment in accordance with Articles XII and XVI of the Plan. These shares may be either authorized, but unissued, or reacquired shares of Common Stock. If an Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such

Option shall be available for future grants of Option. For purposes of determining the number of shares that have been issued or are available for issuance under the Plan, any shares received in connection with the issuance of a Reload Option shall be added to the number of shares available for grants under the Plan.

                                    ARTICLE V
                                   Eligibility
                                   -----------

     5.1 Incentive Stock Options. Incentive Stock Options shall only be granted to Employees (including individuals who may be officers and directors of the Company) for services connected with an Employee's employment by the Company or any of the Company's subsidiaries.

     5.2 Non-Statutory Stock Option. Non-Statutory Stock Options may be granted to Employees who have performed, or reasonably may be expected to perform, services of special importance to the management, operation or development of the business of the Company or any subsidiary as the Committee or the Board, as the case may be, shall determine, but subject to the terms and conditions set forth in the Plan.

     5.3 Board Members. Options may be granted to members of the Board if such individuals are Employees, provided such Optionee is not a member of the Committee.

                                   ARTICLE VI
                                Terms of Options
                                ----------------

     6.1 Option Agreements. Each Option shall be evidenced by a written agreement executed by the Company and the Optionee. Such Options shall be subject to the applicable provisions of the Plan, and shall contain such provisions as are required by the Plan and any other provisions the Board or Committee may prescribe. All agreements evidencing Options shall among other things specify the total number of shares of Common Stock subject to each grant, the Exercise Price, the dates after which Options may be exercised, the Option term and vesting requirements. Those Options that comply with the requirement of an Incentive Stock Option shall be designated as such and all other Options shall be designated as Non-Statutory Stock Options.

     6.2 Exercise Price. The Exercise Price of the shares of Common Stock covered by each Option shall be determined by the Board or the Committee, as the case may be, but in the case of Incentive Stock Options shall not be less than one hundred (100%) percent of the Fair Market Value of such Common Stock at the time of grant. The Board, or the Committee, as the case may be, shall have the authority, subject to the requirements of the Code and the Exchange Act, to reduce the exercise price at any time after the grant in its sole discretion.

     6.3 Duration of Options. Each Option and all rights associated therewith shall expire on such date as the Board or Committee, as the case may be, may determine, but in no event later than ten (10) years from the date on which the Option is granted, and shall be subject to earlier termination as provided herein. Notwithstanding any determination by the Board or the Committee regarding the exercise periods of any installments of Options, all such Options shall immediately become exercisable upon a Change of Control of the Company, subject in all cases to the provision of Paragraph 6.7, which shall prevail.

     6.4 Limitations on Grants to Control Persons. No Incentive Stock Option may be granted to an Employee, if at the time of the grant, the Employee is a Control Person. However, a Control Person shall be eligible to receive Options if:

          (a) the exercise price of any Incentive Stock Option is at least 110% of the Fair Market Value and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Option was granted; and

          (b) The exercise price of an NSO is at least 85% of the Fair Market Value.

     6.5 Manner of Exercise and Payment. An Option, or any portion thereof, shall be exercised by delivery of a written notice of exercise to the Company and payment of the full price of the shares being purchased pursuant to the Option. An Optionee may exercise an Option with respect to less than the full number of shares for which the Option may then be exercised, but an Optionee must exercise the Option in full shares of Common Stock. The Exercise Price of Common Stock purchased pursuant to an Option, or portion thereof, may be paid:

          (a) in United States dollars, in cash or by check, bank draft or money order payable to the order of the Company;

          (b) through the delivery of shares of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Exercise Price;

          (c) to the extent authorized by the Committee or the Board, by delivery of irrevocable instructions to a financial institution to deliver promptly to the Company the portion of sale or loan proceeds sufficient to pay the Exercise Price;

          (d) to the extent authorized by the Board, or the Committee, as the case may be, through the written election of the Optionee to have shares of Common Stock withheld by the Company from the shares otherwise to be received, with such withheld shares having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price;

          (e) to the extent authorized by the Board, or the Committee, as the case may be, or if specified in the Option being exercised, by a promissory note made by the Optionee in favor of the Company, upon the terms and conditions as determined by the Board or the Committee, and secured by the Common Stock issuable upon exercise of the Option, or

          (f)  by any combination of the above methods of payment.

     The Board, or Committee, shall determine acceptable methods for tendering or withholding Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid certain accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

     6.6 Notification of Sales of Common Stock. Any Optionee who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option either (a) within two years after the date of the grant of the Incentive Stock Option under which the Common Stock was acquired or (b) within one year after the transfer of such shares to the Optionee, shall notify the Company of such disposition and of the amount received upon such disposition.

     6.7 Restriction on Exercise. No Option shall be exercisable until the end of six months after the date of grant, except in the case of the Employee's death or Permanent Disability, upon which event the Option will become immediately exercisable.


                                   ARTICLE VII
                        Government and Other Regulations
                        --------------------------------

     7.1 Delivery of Common Stock. The obligation of the Company to issue or transfer and deliver shares for Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect and required by governmental entities.

     7.2 Holding of Stock After Exercise of Option. At the discretion of the Board or Committee, any Option may provide that the Optionee, by accepting such Option, represents and agrees, for the Optionee and his permitted transferees (by will or the laws of descent and distribution), that none of the Common Stock purchased upon exercise of the Option will be acquired with a view to any sale, transfer or distribution of said

Common Stock in violation of the Securities Act of 1933 as amended (the "Act"), and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Act by such person.

                                  ARTICLE VIII
                                 Withholding Tax
                                 ---------------

     The Company may, in its discretion, require an Optionee to pay to the Company at the time of exercise, an amount that the Company deems necessary to satisfy its obligations to withhold Federal, state or local income or other taxes (which for purposes of this Article includes an Optionees FICA obligation), incurred by reason of such exercise. When the exercise of an Option does not give rise to an obligation to withhold Federal income taxes on the date of exercise, the Company may, in its discretion, require an Optionee to place shares of Common Stock purchased under the Option in escrow for the benefit of the Company until such time as Federal income tax withholding is required on amounts included in the gross income of the Optionee as a result of the exercise of an Option. At such time, the Company in its discretion may require an Optionee to pay to the Company the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local taxes incurred by reason of the exercise of the Option, in which case the shares of Common Stock will be released from escrow upon such payment by Optionee.

                                   ARTICLE IX
                               Non-Transferability
                               -------------------

     No Option granted under the Plan shall be transferable by the Optionee, otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Options shall be exercisable during the Optionee's lifetime only by the Optionee, regardless of any community property interest therein of the Optionee's spouse, or such spouse's successors in interest. If the Optionee's spouse shall have acquired a community property interest in such Option, the Optionee, or the Optionee's permitted successors in interest, may exercise the Option on behalf of the Optionee's spouse or such spouse's successors in interest.


                                    ARTICLE X
                            Termination of Employment
                            -------------------------

     10.1 Resignation of Employee. Subject to the provisions of Sections 10.4 and 10.5 herein, and as otherwise may be provided in the Option agreement, if an Optionee ceases to be employed by the Company for any reason other than the Optionee's death or Permanent Disability, the Optionee's Incentive Stock Options shall immediately become void and of no further force or effect; provided, however, that if such cessation of Employment shall be due to the Optionee's voluntary resignation with the consent of the Board, or the Committee, or to the Optionee's retirement under the provisions of any pension or retirement plan of the Company or any Subsidiary then in effect, such Incentive Stock Option may be exercised to the extent exercisable on the date of such cessation of Employment within three (3) months after the date the Optionee ceases to be an Employee of the Company; provided, however that in no event shall the exercise period extend beyond the term of the Option. Notwithstanding anything herein to the contrary, at the time of such termination of employment, the Committee may elect to treat such Incentive Stock Options as NSO's and in such event, the Options would not expire on termination of Employment.

     10.2 Leaves of Absence. For the purpose contained herein, the employment relationship will be treated as continuing intact while the Optionee is on military leave, approved sick leave or other bona fide leave of absence to be approved in writing by the Board or Committee. However, no Option may be exercised during any such leave of absence, except during the first three (3) months thereof; provided, however that in no event shall the exercise period extend beyond the term of the Option.

     10.3 Termination by Reason of Death or Permanent Disability. If the holder of an Option dies or suffers a Permanent Disability while the Optionee is employed by the Company, the Optionee's Option shall expire one (1) year after the date of such death or Permanent Disability; provided, however that in no event shall the exercise period extend beyond the term of the Option. During such period after death, such Option may, to the extent that it remains unexercised (but exercisable by the Optionee according to such Option's term) on the date of such death, be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution.

     10.4 Extension of Options. Notwithstanding anything in the Plan to the contrary, the Board or the Committee, as the case may be, shall have the discretion to extend the term of any Options granted to an Employee which would have otherwise expired in connection with the termination of such employment for such period as the Board or the Committee so determines; provided however, that upon any such extension (beyond the three month period provided in Section 10.1 herein), any Options which were previously treated as Incentive Stock Options shall, upon such extension, be treated as NSO's upon exercise thereof.

     10.5 Change of Control Extension. Notwithstanding anything in the Plan to the contrary, any Options granted to an Employee whose employment is terminated following a Change of Control which have not become exercisable pursuant to
Section 6.7 shall have their expiration date extended as follows:

          (a) if such options are Incentive Stock Options, the expiration date shall be automatically extended to such date which is nine months following the grant date of such option, such that the options will be exercisable for a three month period prior to the extended expiration date; and

          (b) If such Options are NSO's, the expiration date shall be the original date in the Option Agreement; provided however, the Optionee shall have the option to convert such Incentive Stock Options into NSO's and automatically extend the expiration date to the original date specified in the Option Agreement.


                                   ARTICLE XI
                 Limitation on Grants of Incentive Stock Options
                 -----------------------------------------------

     No one individual may be granted Incentive Stock Options under this Plan or any other plan of the Company in any calendar year for Common Stock having an aggregate Fair Market Value determined at the time the Option is granted, in excess of $100,000.

                                   ARTICLE XII
                                   Adjustments
                                   -----------

     12.1 Proportionate Adjustments. If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number of kind or shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the aggregate Purchase Price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Exercise Price for the Common Stock covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Common Stock upon conversion of notes, preferred stock or exercise of warrants or Common Stock issued by the Board for such consideration as the Board deems appropriate.

     12.2 Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one (1) or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty (80%) percent of the then outstanding shares of Common Stock of the Company to another corporation, the Board or Committee may provide in writing in connection with such transaction for any or all of the following choices (separately or in combinations): (i) for the Options theretofore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of new Options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by each successor corporation in which event the Plan and the Options theretofore granted shall continue in the manner and under the terms so provided; or (iv) for termination of the Plan and any Option theretofore granted hereunder.

     12.3 Board Determination. Adjustments under this Article 12 shall be made by the Board or Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan on any such adjustment.

                                  ARTICLE XIII
                        Amendment and Termination of Plan
                        ---------------------------------

     13.1 Amendments. The Board or the Committee may at any time suspend or terminate the Plan. The Board or the Committee may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained:

          (a) materially increase the benefits accruing to participants under the Plan;

          (b) materially increase the number of securities which may be issued under Plan; or

          (c) materially modify the requirements as to eligibility for participation in the Plan.

     13.2 Optionee Consent. No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                                   ARTICLE XIV
                            Miscellaneous Provisions
                            ------------------------

     14.1 Privileges of Stock Ownership. No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, there shall have been full compliance with any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

     14.2 Plan Expenses. Any expenses incurred in the administration of the Plan shall be borne by the Company.

     14.3 Use of Exercise Proceeds. Payments received from an Optionee upon the exercise of Options shall be used for the general corporate purposes of the Company, except that any Common Stock received in payment may be retired or retained in the Company's treasury and reissued.

     14.4 No Employment Rights. Neither the Plan, nor any action taken under the Plan shall be construed as giving any Employee the right to become a participant, nor shall any Option under the Plan be construed as giving a participant any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise a participant's employment at any time, with or without cause, except as may otherwise be provided in any written agreement between the Company and the Employee.

     14.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, or the Committee, the members of the Committee and the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding, such indemnified party shall in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such indemnified party undertakes to handle and defend it on such member's behalf.

     14.6 No Obligation to Exercise Options. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

     14.7 Governing Law. The Plan has been adopted under the laws of the State of Delaware. The Plan, all Options which may be granted hereunder, and all matters related thereto, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware as it then exists.

     14.8 Gender and Number. Except as otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

     14.9 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                   ARTICLE XV
                     Stockholder Approval and Effective Date
                     ---------------------------------------

     The Plan shall be submitted for approval by the holders of the outstanding voting stock of the Company within twelve (12) months from the date the Plan is adopted by the Board; provided, however, that if such vote was not solicited substantially in accordance with the rules and regulations, if any, in effect under ss. 14(a) of the Exchange Act, at the time of such vote, the Company will furnish in writing to the holders of record of the securities entitled to vote for the Plan substantially the same information concerning the Plan which would be required by the rules and regulations in effect under ss. 14(a) of the Exchange Act, as if proxies to be voted with respect to the approval or disapproval of the Plan were then being solicited, on or prior to the date of the first annual meeting of security holders held subsequent to the later of (i) the first registration of an equity security under ss. 12 of the Exchange Act; or (ii) the acquisition of an equity security for which an exemption is claimed. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by the affirmative vote of the holders of a majority of the voting shares of the Company represented and voting at a duly held meeting at which a quorum is present. Any Options granted under the Plan prior to obtaining such stockholder approval shall be granted under the conditions that the Options so granted (i) shall not be exercisable prior to such approval, and (ii) shall become null and void if such stockholder approval is not obtained.

                                   ARTICLE XVI
                                 Reload Options
                                 --------------

     16.1 Reload Option. Whenever the Optionee holding any Option outstanding under the Plan (including Reload Options granted under this Article XVI) exercises the Option and makes payment of the Exercise Price by tendering Common Stock previously held by the Optionee pursuant to Section 6.5(b), then the Company shall grant a Reload Option for the number of shares of Common Stock that is equal to the number of shares tendered by the Optionee on payment of the Exercise Price of the Option being exercised.

     16.2 Reload Option Exercise Price. The Reload Option Exercise Price per share shall be an amount equal to the Fair Market Value per share of the Company's Common Stock determined as of the date of receipt by the Company of the notice by Optionee to exercise the Option.

     16.3 Term of Reload Option. The exercise period of the Reload Option shall expire, and the Reload Option shall no longer be exercisable, on the later of
(i) the expiration date of the original surrendered Option, or (ii) one year from the date of granting, unless otherwise determined by the Board or the Committee, which shall have the discretion to extend the expiration date of the Reload Options.

     16.4 Restriction on Exercise. Any Reload Option granted under this Article XVI shall vest immediately, but shall not be exercisable until the end of six months after the date of its issuance, except in the case of the death or permanent disability of the Optionee, upon which event the Reload Option will become immediately exercisable.

     16.5 Other Terms of Reload Options. All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original Option, the exercise of which gives rise to the grant of the Reload Option.

                            IMPERIAL INDUSTRIES, INC.
                                      PROXY
         THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE
         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 27, 2000

     The undersigned hereby appoints S. Daniel Ponce and Howard L. Ehler, Jr., or either of them, as proxies, with full individual power of substitution to represent the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the at the Hyatt Regency Hotel, 400 S. E. 2nd Avenue, Miami, Florida, at 10:00 A.M., local time, on September 27, 2000, and any and all adjournments thereof, in the manner specified below:

1.   Election of Class I Director

     Information regarding the Board's nominee for election as Class I director is set forth below:

Directors

Nominee:
-------

       Howard L. Ehler, Jr.

|_|    For the nominee listed above
|_|    Withhold authority to vote for the nominee listed above

2.     Election of Class III Directors

Nominees:
--------

       Milton J. Wallace
       Morton L. Weinberger, CPA.

|_|    For all nominees listed above
|_|    Withhold authority to vote for the following:

-----------------------------------------------------------------------------

|_|    Withhold authority to vote for all nominees

3.     Proposal to Adopt the Directors Stock Option Plan

       |_|   For          |_|   Against       |_|      Abstain

4.     Proposal to Adopt the 1999 Employee Stock Option Plan

       |_|   For          |_|   Against       |_|      Abstain

                                                       (continued on other side)

THIS PROXY, WHEN PROPERLY EXECUTED, SHALL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH DIRECTOR. Should any other matter requiring a vote of the stockholders arise, the persons named in the Proxy or their substitutes shall vote in accordance with their best judgment in the interest of the Company. The Board of Directors are not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.






Dated: ____________________, 2000



-------------------------------------------------
Signature


-------------------------------------------------
Signature

Please sign the Proxy exactly as name appears. When shares are held by joint tenants, both should sign. Executors, administrators, trustees or otherwise signing in a representative capacity should indicate the capacity in which signed.


PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.